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J.P. MORGAN SERIES TRUST
Supplement dated March 23, 2001 to the J.P. Morgan Global 50 Fund Prospectus dated March 1, 2001


The "Average annual total return (%)" for the life of the fund(1) in the Performance table on page 3 is hereby replaced with 8.08.








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1 The fund commenced operations on 5/29/98 and returns reflect performance of the fund from 5/31/98.